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PRIVATE & CONFIDENTIAL

Due Diligence Review Project Mercia prepared for The Co-operative Bank PLC by Clayton Euro Risk

September 2017

Contents
Background
Background
Terms of Reference
Data Tapes
Sampling
Information Available to Reviewers
Systems & Technology
Executive Summary
Evident Risks
Evident Risk Grading
Quality of Borrower
Borrower Whereabouts Unknown (RISK.36)
Borrower No Longer Resides (RISK.37)
BKO / IVA Post-Completion (RISK.30)
Current Affordability Risk (RISK.19)
Suspected/Potential Fraud (RISK.39)
Legal Dispute / Insurance Claim (RISK.45)
Other Borrower Risk (RISK.59)
Sensitive Issues
Vulnerability – Mental Health (RISK.31)
Vulnerability – Severe or Long Term Illness (RISK.32)
Vulnerability – Physical Health (RISK.33)
Sensitive – Deceased Borrower (RISK.34)
Borrower Over the Age of 75 (RISK.48)
Sensitive / Vulnerable – Other (RISK.50)
Quality of the Security
Original Valuation Review
Adverse Valuer Comments (RISK.73)
Occupancy Issues
Unauthorised Tenancies (RISK.66)
Buy to Let – Borrower in Occupancy (RISK.65)
Ground Rent Debited (RISK.61)
Other Charges (RISK.62)
Property Abandoned / Empty (RISK.64)
Property in Possession (RISK.70)
Other Property Risk (RISK.89)
Loan Risk
Interest Only at Origination – Repayment Vehicle Issue (RISK.13)
Switched to Interest Only – No Repayment Vehicle (RISK.05)
Third Party Payments (RISK.03)
Potential Shortfall (RISK.09)
Loan Maturing in < 3 Years Interest Only (RISK.06)
Lending into Retirement Issue (RISK.44)
Key Documents
Application Form
Application Form Incomplete/Incorrect (RISK.91)
Borrower Due Diligence / KYC
Credit Search
Evidence of Income
Valuation
Offer Document
Certificate on Title

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Payment Performance
Payment Performance Grading
Late/Partial Payments or Unpaid Direct Debits (PAY.04)
New Arrears Greater > 1.00 Month (PAY.03)
Pay Intention
Reason for Arrears
Arrears Likely to Increase (PAY.02)
Non-Performing Loans
Collections Grading
Grading Guide
Communication
Borrower not Co-operating
Written Communication
Collections Activity
Communication with Borrowers Not Correctly Conducted (COLL.02)
No Active, Timely or Effective Dialogue with Borrowers (COLL.03)
Collections Activities Not Appropriate (COLL.05)
Field Counsellor Not Timely Instructed (COLL.06)
Arrangements
Arrangements to Pay
Field Counsellors
Forbearance
Temporary Switch to Interest Only
Permanent Switch to Interest Only
Payment Holiday
Temporary Reduced Payment
Arrears Capitalised
Modifications
Litigation
Litigation Not Timely Instructed (LIT.01)
Possession Process
LPA Receivers
Treating Customers Fairly and MCOB
Recorded Action Not Generally Adequate, Reasonable and Fair (TCF.01)
Unfair Fees and Charges (TCF.04)
Arrears Fees
Direct Debit Fees
Complaints Review
General Servicing
Term End Approaching/ Loan Expired
Redeemed Accounts
Remediation Exercises
Late Payments Fee Refund
Repayment loans Issue at Origination
Discount Rate End Date Issue
Miscalculation of Monthly Instalments
Incorrect Term End Date
Interest Rate Changes and Tracking
Rate Change
Interest Charging
Title Review
Appendices
Appendix 1 – Scope of Works
Appendix 2 – Sample Stratification

Information provided by Clayton Euro Risk reflects the loan assessment solely at a certain date and does not forecast future performance. The information is not investment advice nor is it an offer to buy or sell any security. The information is not intended for distribution to, or use by, any person other than the addressee or approved parties. Information contained herein is based upon information provided to Clayton Euro Risk, and although it has been represented as accurate and complete, Clayton Euro Risk is not in a position to independently verify all such information.

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Background
The Co-operative Bank PLC "The Company" is launching a process to sell a portfolio of loans secured by a first mortgage charge. The portfolio is known as Project Mercia. Servicing of the portfolio is undertaken by Western Mortgages Services Limited (WMSL) .
Clayton have provided for the Company, on a loan level basis, a specific review of loans originated in the UK (the Transaction).
The purpose of this due diligence is to provide an independent assessment of a sample from the pool of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security. Reporting and reliance will be shared with Pacific Investment Management Company LLC "The Purchaser".
Background
The scope of review will cover several key areas:
1)	Sampling
2)	Evident Risk
3)	Payment Performance
4)	Non-Performing Loans (currently or previously >1 month is arrears)
5)	Title Investigation
The full Scope of Work can been seen in Appendix A.
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Terms of Reference
The loan review of the sample took place between the 10th and 15th September 2017 at the offices of Western Mortgages Services Limited in Plymouth.
Data Tapes
A Data Tape was received as at the 30th June 2017. Only details of the sample loans were provided.
Sampling
The loan sample was provided to Clayton and included 395 loan accounts, 18 of them having 2 loan parts. Clayton are not aware of the sample methodology used, therefore extrapolating results of the review directly to the wider portfolio may not be appropriate. Due to the limitations of the review only 352 accounts were reviewed, except for the title review, where the full 395 accounts were assessed.
Information Available to Reviewers
Systems & Technology
Western Mortgages provided the reviewers with access in 'read only' form to the following systems:
Tamar
System based in AS400, which consists of a suite of screens containing key financial information such as;
•	Payment transaction history
•	Interest rate history
•	Property details and borrower details
Magic 9 Applications (Tamar Enquiries & Parkfile)
Tamar mirrored application which includes a diary system that provides full account information and contact history. The system was utilised to assess payment performance and identify any potential risks relating to the loans.
Assessment included:
•	Payments due and paid over the last 12 months
•	Current and historical arrears balances
•	Collection and administration notes, including borrower contact notes and correspondence, reasons for arrears, modifications, forbearance activities and arrangements to pay
•	Outcomes of Field Counsellor visits
The imaging system built into Magic 9 Applications provided access to copies of the origination documents. It also contained any incoming correspondence from the borrower or other third parties. All outgoing communication to the borrower could also be found, including copies of all system generated letters.
Live access was also provided to the following system:
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Collect
Reviewers used Collect to check the following:
•	Summary of collections activities, including reasons for arrears, modifications, forbearance activities and arrangement to pay
•	Litigation activity
•	Management of repossessed properties
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Executive Summary
Based on the sample reviewed, in Clayton's view, this seasoned loan portfolio containing GMAC and Platform originated loans is currently mainly a re-performing / performing book and is being serviced effectively in line with expected industry standards from all borrower, risk and regulatory perspectives as detailed in the scope of work. The sample did not include any repossessed properties as of the cut-off date, however 9 cases were noted where properties were repossessed post cut-off. In Clayton's opinion properties taken into possession (REOs) are being effectively managed and losses minimised.
Loan level reporting can be found in the data report within the reporting pack provided.
Key Documents
•	Low levels of documents were missing, the majority of them related to loans originated by GMAC. In Clayton's view this does not pose a significant risk on this seasoned portfolio.
Quality of borrower
•
A relatively low level of evident risks was identified relating to the quality of the borrower. The risks identified were considered to be standard for a portfolio of this type and were generally contributing to arrears issues.

Quality of Property
•	In all cases sampled, the original valuations, which were all full reports, had been carried out by an appropriately qualified Valuer.
•	The condition, quality and type of properties seen within the portfolio are deemed to be acceptable and in line with the expectations for this portfolio, with only a small number of exceptions raised.
Interest Only Maturing
•
The Servicer has robust policy and procedures in place for Interest only loans nearing maturity. Borrowers receive periodic communication both written and verbally. A pro-active approach was seen to be taken on those reaching maturity with no exit strategy in place, with only 2 exceptions noted.

Interest Rate Changes and Tracking
•	A sample selection were tested using the methodologies provided by the Servicer and 3 cases were found where the rate change applied did not appear to be accurate (a tolerance of £1 applied).
Treating Customers Fairly and MCOB
•
The Servicer is actively complying with appropriate FCA regulations and MCOB rules in relation to Treating Customers Fairly, arrears fee charging, identifying Vulnerable Customers and complaint handling.

•
Reviewers observed 223 cases where a redress letter was sent to borrowers in October 2015 informing them that the Lender reviewed the quality of the level of support provided to borrowers in arrears and came to the conclusion that this did not justify the fees that had been charged. As a result of this all fees charged from 1st January 2009 until 20th August 2015 were reimbursed to the borrowers.

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Payment Performance
•
Whilst the loans upon initial sight of the data appear to be of a mainly performing book, the evidence seen on file relating to past performance and the findings of subsequent charges on the title review would indicate many of these loans are currently re-performing.

•	Within the sample reviewed 209 (59%) of borrowers had experienced payment difficulties at some level in the last 12 months.
•
2 accounts had redeemed at the time of review post the 30th June 2017 cut-off, one of them after the property was sold by the borrowers and the other after the property was repossessed and sold by the asset manager.

•
The loans included in the sample have been subject to a number of arrangements and remediations, which are understood to have all been disclosed. As part of the review these have been noted but not fully investigated. There was no evidence that the actions had not been correctly implemented and no evidence the past remediation has impacted on the payment performance.

Collections
•	It was evident that the Servicer was active in agreeing payment arrangements with borrowers wherever possible. This was the main forbearance tool used.
•	The litigation process is effectively managed by the Servicer and there is no evidence that this was used inappropriately.
•	Generally the collections activity is seen to be good with the Servicer making immediate contact with borrowers where payment difficulties are identified.
Title Investigation
•	A title review was undertaken on all 395 loans in the sample. In all but one instance the Lenders charge was located and was indicated to have first ranking charge.
•	In 1 instance, the lenders charge as indicated by a Registry of Deeds search appears to be ranked 3rd charge.
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Evident Risks
The system notes and post completion documentation was reviewed for the last 36 months for a total of 352 loans, together with the origination documents to identify potential issues relating to the borrower and / or the security that could materially impact the value of the asset, the realisation prospects and / or the future payment performance of the loan.
The key highlights can be seen in the following sections where applicable specific areas have been noted. Further detail can be found within the Exceptions Report and where necessary signposting to a specific exception has been included.
Evident Risk Grading
Grading Guide
Evident Risk Grade – where applicable, each loan to be evaluated based upon any evident risks noted, as follows:
Grade	Description
A	No evident risks identified
B	Minor evident risks identified
C	One or more evident risks identified or potential material evident risk
D	Material evident risks identified

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	119	33.81%	33.81%	16,263,235.73	34.15%
B	164	46.59%	46.59%	22,627,374.79	47.52%
C	66	18.75%	18.75%	8,158,277.91	17.13%
D	3	0.85%	0.85%	567,764.06	1.19%
Pool Totals	352			47,616,652.49

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Quality of Borrower
During the review evident risks were identified relating to the quality of the borrower and to highlight any potential concerns or future payment performance issues. The main areas of risk are as follows with signposting to the specific area of the exceptions report for further detail.
Borrower Whereabouts Unknown (RISK.36)
Reviewers identified 12 cases (3.41%) where from the system notes it could be established that the current whereabouts of the borrower where unknown to the Servicer.
As a result, this may have an impact on the ability of the Servicer to manage the account and in turn may affect the payment performance. Only 1 of the total of the 12 cases (8.33%) was noted to have had no payment issues in the last 12 months.
Of the total, 2 instances were identified where the reason the borrower(s) did not reside was due to a change of use of the property at some point following completion and all of these were currently let on an unauthorised basis.
For specific details refer to the exceptions report RISK.36.
Borrower No Longer Resides (RISK.37)
The review established instances where, on the information available, it was apparent a borrower was not currently residing at the subject property, and whether this has had an impact on the ability of the Primary Servicer to manage that account. Although this is considered a minor risk it could potentially cause delays should the loan fall into arrears and current contact details are not known.
There were a total of 43 cases out of 265 (16.23% of the residential mortgages) where one or both borrowers are not residing at the property. 13 of these cases are currently in arrears.
BKO / IVA Post-Completion (RISK.30)
The Servicer advised that detail of BKOs, CCJs and Bankruptcies was recorded in the Magic 9 Application system, by selecting Parkfile and checking the main tab.
Where a borrower is noted as having been made bankrupt or has been subject to an IVA at any point since completion of the loan this was noted by way of an exception. Where the bankruptcy or IVA had been registered within the last 12 months and had an impact on the payment performance of the loan, this was considered to be a significant risk. Lesser risk is associated with those over 12 months to 3 years ago, and minimal risk associated to those older than 3 years.
In total 30 cases were identified, corresponding to 21 single borrowers. There were 18 instances where a bankruptcy or IVA had been registered over 3 years ago; these are noted for information purposes only. The remainder are detailed below:
Bankruptcy/IVA Last 12 Months
Exceptions #	Sample %	In Arrears #	Sample %
8	2.27	7	1.99

Bankruptcy/IVA Last 12-36 Months
Exceptions #	Sample %	In Arrears #	Sample %
4	1.14	1	0.28

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Current Affordability Risk (RISK.19)
14 cases (5.40%) were identified where system notes and / or Income & Expenditure reports completed by the borrowers confirmed that the current financial situation of the borrower made the loan unaffordable. As expected, all these loans had payment issues and in 7 instances a potential shortfall is expected if possession is taken.
Suspected/Potential Fraud (RISK.39)
The system notes and documents were reviewed for indications of potential fraud.
2 cases (0.57%) were flagged in Servicer's system as potential frauds.
In the first case (CER 311) a fraud flag was noted, however no further information was available. System notes confirm the borrower applied for a residential loan and the property appeared to be let since origination to the borrower's sister, which could potentially be the reason for the account being flagged as 'potential fraud'.
In the other case (CER 383) the borrower falsely claimed that he was a dentist when applying for the original loan and he is believed to be a dental technician.
Both cases have had payment issues during the last 12 months.
Legal Dispute / Insurance Claim (RISK.45)
The Lender confirmed that no PPI's were directly sold by the loan originators and it was confirmed that the mortgage offers reviewed referred that borrowers should contact Legal & General for arranging any required insurance polices (including PPI).
1 case was noted (CER 211) where a Witness Statement was found within the reviewed documents dated February 2012 referring to a Court case between the Lender and a Solicitors' Office, who acted for the borrower and provided the Certificate Of Title. The papers are very detailed and appear to relate to professional negligence issues including a suggestion that the borrower had previously purchased the property undervalued. For the purposes of the review it was not possible to thoroughly understand all the ramifications of the papers and the legal dispute that may be in progress. The loan is not currently in arrears.
Other Borrower Risk (RISK.59)
5 loans (1.42%) were noted having other borrower risks.
In 1 case (CER 48) system notes confirmed one of the borrowers had been in prison. No details of the reason were provided and it was unclear if he was still imprisoned or had been released. The loan was heavily in arrears but has recently been brought up to date.
In the second case noted (CER 192) a file note dated 27th January 2014 stated that the borrower was serving a custodial sentence until August 2014. The system showed a flag 'High Risk Customer – SIP', which meant that the borrower is of interest to the Lender's Financial Crime Unit on an on-going basis. The loan is not currently in arrears.
The other 3 cases (CERs 290, 291 & 292) refer to a single borrower, where a file note dated July 2017 stated that the borrower had another BTL property with the Lender which had been repossessed but the borrower forced access and placed tenants in the property. Additionally, the borrower refused to provide information to the Lender on his income or assets and liabilities. The borrower's father is said to have often posed as his son in order to deceive.
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Sensitive Issues
Clayton has reviewed the diary notes and system warnings for all loans within the sample to identify any borrowers or accounts which have been identified as having sensitive or vulnerable issues.
Where it was noted that the borrower has a health issue (and in the opinion of Clayton this may pose a potential issue to the current or future payment performance of the account or to the collections activity) an exception has been raised.
A detailed evaluation of the policies and procedures relating to dealing with vulnerable borrowers was not completed as this did not form part of the scope of work.
In the opinion of Clayton, having reviewed the system notes, it was evident that the Servicer adopts a consistent approach across the operation on their treatment of vulnerable borrowers. Frontline staff appeared to have sound knowledge and were able to identify and refer borrowers to the specialist team where appropriate.
Good practice was seen around handling disclosure of information, communication and recording of the issues.
The findings are as follows:
Vulnerability – Mental Health (RISK.31)
In total 14 (3.98%) cases were noted where the borrower has health issues that are considered to be related to mental health. Examples include:
•	Psychological issues
•	Anxiety
•	Depression
In 12 of these cases (85.71%) it was noted that there had payment difficulties within the last 12 months.
In 10 of these cases (83.33%) the reason for the arrears having occurred is directly attributable to the health issue in question.
It was further noted that 3 cases (25%) are considered likely in the opinion of the reviewer to see the arrears increase on the account in the near future.
Vulnerability – Severe or Long Term Illness (RISK.32)
In total 10 (2.84%) cases were noted where the borrower has health issues that are considered to be severe in nature or are long term illness. Examples include:
•	Whiplash injuries
•	Angina
•	Cancer
In all the cases it was noted that there had been payment difficulties within the last 12 months.
For 7 cases (70%) the reason for the arrears having occurred is directly attributable to the health issue in question.
It was further noted that 3 cases (30%) are considered likely in the opinion of the reviewer to see the arrears increase on the account in the near future.
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Vulnerability – Physical Health (RISK.33)
In total 8 (2.27%) were noted where the borrower has health issues that are to relate to physical issues. Examples include:
•	Disability living allowance
•	Heart attack
In 5 of these cases (62.50%) it was noted that there had been payment difficulties within the last 12 months.
In all these 5 cases the reason for the arrears having occurred is directly attributable to the health issue in question.
It was further noted that 2 cases (40%) are considered likely in the opinion of the reviewer to see the arrears increase on the account in the near future.
Sensitive – Deceased Borrower (RISK.34)
7 cases (1.99%) were noted where the borrower (or the joint borrower) was deceased, 3 of them having payment difficulties within the last 12 months.
Borrower Over the Age of 75 (RISK.48)
2 cases (0.57%) were identified where at least one borrower would be classified as elderly and this may have an effect on the affordability of the loan and / or the servicing. For consistency the age used to identify borrowers in this category was over 75 years at the review date. Both loans are heavily in arrears.
Sensitive / Vulnerable – Other (RISK.50)
4 cases (1.14%) were noted having other sensitive or vulnerable issues not disclosed above. In 2 of these cases the borrower was victim of domestic violence, in one case the borrower was sexually assaulted at work and in the last case the borrower resided at the security with his elderly father and his young son, who had autism.
In all the cases the notes reviewed confirmed the borrower give permission for the sensitive information to be recorded on file. All 4 accounts are currently in arrears.
Quality of the Security
The review sought to evaluate the quality of the security held, in particular the property location, type, value and valuer's comments. The quality was assessed using the original valuation report, subsequent valuations (if applicable) and field counsellor reports. In addition the account notes were reviewed to identify any further issues the borrower may have advised of, which may have a detrimental affect on the security post completion.
Original Valuation Review
The original valuation report was reviewed to identify any issues in relation to the security. In all instances the valuation report was completed on the required template, with all reports being carried out by an appropriately qualified valuer. The main findings which have been identified are as follows:
Adverse Valuer Comments (RISK.73)
On review of the valuation report any comments which the valuer had made about the property condition, location or type which could have an adverse effect on the realisation of the security or the overall value were noted.
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There was 5 instances where diverse adverse comments were made, such as residential property being tenanted at the application stage, not knowing if full vacant possession was obtained at completion; high level of dampness or woodworm in floor timbers or road to the property being unmade and unadopted. 3 of these loans are currently in arrears.
Occupancy Issues
The system notes and correspondence were reviewed to identify any risks regarding the current occupancy of the property.
These are summarised below:
Unauthorised Tenancies (RISK.66)
Under the terms and conditions of the mortgage offer on the non-Buy to Let (BTL) loans, the borrower is not allowed to let the subject property. The Servicer has advised that if it is discovered that the borrower is no longer in occupation, a letter is sent advising of a breach to conditions and informing the margin charged to the loan will increase, usually between 0.75% - 1.00%. Occupancy checks are made and if necessary solicitors instructed to issue a final demand.
29 residential loans (10.94% of the residential loans) were flagged as unauthorised tenancy. 9 are currently in arrears.
Buy to Let – Borrower in Occupancy (RISK.65)
In total there were 3 loans out of 87 BTL account reviews (3.45%) which were originally taken out on a BTL basis where it was identified that the borrower is currently in occupation. The potential impact of this relates to possible delays in repossession due to the property being the borrower's residence. All of these cases were showing financial difficulty.
Ground Rent Debited (RISK.61)
38 cases (24 BTL and 14 Resi) showed instances where ground rent had been unpaid by the borrower and as a result payment had been made by the Servicer and the loan account debited accordingly. Overall the Servicer is seen to take appropriate action to obtain payment from the borrower at the outset. Out of these loans, 21 had payment difficulties.
Other Charges (RISK.62)
26 loans were noted having second (or third) interim or final charges. In all instances the Lender was showing as first charge.
Property Abandoned / Empty (RISK.64)
11 cases were reviewed where the security appeared to be empty or abandoned, 7 Residential properties and 4 Buy to Lets, all except one of them having payment issues.
Property in Possession (RISK.70)
The Lender advised that the sample provided should not include any repossessed properties. Nevertheless, reviewers noted 9 instances (2 of them prior to the cut-off date) where the properties had been repossessed, 5 of them being BTL and 4 residential.
In 4 out of 5 BTL cases the properties were repossessed via the LPA receiver. In 1 one of these cases the property was sold on the 1st September 2017 and the loan was redeemed with no shortfall, while 6 of the properties repossessed are expected to be shortfall sales according to the current value of the security.
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Other Property Risk (RISK.89)
Other property issues were identified in 5 cases post completion which may affect the future value and marketability of the property, these are summarised below:
•	CER 48 – The property is a 3 bedroom detached house built 1880 which has been split into 2 with the borrowers being resident in one half and the other half being rented out.
•	CER 149 – There is a lease granted to A Shade Greener for solar panels to be installed at the mortgaged property dated 28th November 2013.
•
CER 188 – Property controlled by an LPA receiver. A system note dated 7th February 2017 states the Receiver does not consider the property fit for letting in its present condition. Decoration is poor and dirty and there is condensation around the air vent in the lounge and recommends the lender obtains quotes for the work. Quotes were not authorised, as it is the tenant's responsibility to maintain the property, Lender is aware of the tenant age and infirmity and will monitor the situation and if things worsen significantly or any health and safety issues arise could potentially reconsider the situation.

•
CER 206 – LPA Receiver report dated 5th September 2017 states that property is in need of repairs. Quote for roof repairs amounted to £14,140. The Receiver is recommending a sale but when lender takes possession there may be a risk of having to fund the cost of repairs to achieve a sale.

•
CER 293 – Field agents report dated July 2017 have ascertained that the property is let to local Social Services Department and the current occupier is a vulnerable young adult believed to be a pregnant teenager. Ther terms of the letting agreement are not known. This could be a factor should it be necessary to take possession of the property.

Loan Risk
Interest Only at Origination – Repayment Vehicle Issue (RISK.13)
The vast majority of the loans reviewed (334 out of 352) were originated on an Interest Only basis.
It is noted that at the time the portfolio was originated no request for disclosing a repayment vehicle was compulsory and most of the lenders did not request borrowers to provide a repayment vehicle at loan maturity. In the majority of the cases reviewed the application form confirmed the repayment vehicle disclosed by the borrower, being the majority of them future sale of property (267 cases reviewed).
It was noted that the repayment vehicle was not disclosed at origination in 18 cases, detailed in the exception report provided.
In 45 cases a repayment vehicle, such as the sale of the property, was disclosed at loan origination, but recent notes found in system suggest there are current issues.
For specific details refer to the exceptions report RISK.13.
Switched to Interest Only – No Repayment Vehicle (RISK.05)
During the review it was noted that 19 accounts originated under a repayment basis switched to interest only (16 out of them were considered to be forbearance). Only one of this loans was later converted back into repayment.
It was noted that in none of the remaining 18 loans a repayment vehicle was disclosed by the borrower at the time the account was switched.
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Third Party Payments (RISK.03)
Where a third party makes payments towards the mortgage payments, there is a slight risk that they may be able to make an equity claim against the property.
The mortgage instalments payer was checked to assess if payments were made straight by the borrower. Historic instances where payments had been sporadically made by a third party were not noted.
15 cases were observed where the payments into the account was being made by a third party (in 10 cases by the DWP and in 5 cases by borrower's family members).
Potential Shortfall (RISK.09)
Current LTVs and exit strategies were reviewed to assess the cases where a potential shortfall could occur if property needs to be sold and the current value does not cover the outstanding mortgage balance. Only cases where the current LTV exceeds 110% where highlighted, with 48 loans noted. The following aspects need to be considered:
•	39 loans are BTL
•	Only 2 out of 48 loans are maturing within the next 3 years, thus there is still time to review exit strategies once the loan end term is approaching
•	6 of these properties have been repossessed and in all the cases the Asset Manager assessment shows a potential shortfall within the next months once the property sells
Loan Maturing in < 3 Years Interest Only (RISK.06)
10 loans plus one further advance included within the sample are expected to be maturing within the next 36 months. In general the management of these loans appears to be adequate with the following 2 potential issue cases noted:
•
CER 149. The further advance is due for repayment in two years' time. There is no evidence of the industry standard letters at years 5 & 3 being sent asking the borrowers how they intend to repay the capital balance. The original means of repayment was stated to be the sale of the mortgaged or other property, however this is not clear at the present time.

•
CER 207. In this case end of term letters have been sent on 13th January 2017 and on 10th July 2017. The original application form showed repayment source as 'other' with no further details provided. The mortgage will mature on 19th December 2017. The borrower advised on 11th July 2017 that she would prefer not to sell the property and may try to re-mortgage elsewhere, but no clear plans / actions are in place and the Servicer does not appear to be proactive.

Lending into Retirement Issue (RISK.44)
Where the borrower will be taking the loan beyond retirement age, a review of the assessment by the Lender at origination was completed, if available.
For the purposes of the review exceptions have been raised where it was identified that an assessment of the borrower's affordability of the loan into retirement had not been undertaken (or evidence of this was not seen on the file) and in the opinion of Clayton the borrower's occupation would not reasonably be able to continue post retirement. For consistency the age used to identify borrowers who will be into retirement at the end of the term was over 70 years.
It was noted that in total 12 loans (3.40%) were identified where at least one of the borrowers would fall into the category of retired at term end and a full assessment of their affordability was not evident at the time the loan originated.
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It was not uncommon in the industry, at the time these loans were originated, that affordability assessments into retirement were not completed.
All these loans are currently on an Interest Only basis and only 5 out of them had no payment issues during the last 12 months.
Key Documents
The scanned images of the origination documents were checked to ensure that key documentation was available in the event it may be required to be produced at a future date. These were checked for completeness and compliance. However a full file re-underwrite did not form part of the review.
Origination documents were included in the paper files reviewed, with some of them provided electronically after reviewers noted they were missing and the issues were referred to the Servicer.
All of the following documents were expected to be seen for each of the Lenders in the samples:
•	Application form
•	Identity documents/Proof of residency (borrower Due Diligence)
•	Credit search
•	Evidence of income/rental (unless self-certification)
•	Valuation report
•	Offer
•	Further Advance documents
•	Certificate of Title
The breakdown of missing documents is as follows and relates to 16 unique accounts:
Key Missing Document	Originator	Total Number Missing
Application from	-	0
Borrower Due Diligence / KYC	5 GMAC 2 PHL	7
Credit search	11 GMAC 1 PHL	12
Evidence of Income/Rental	-	0
Valuation report	1 GMAC 1 PHL	2
Offer	-	0
Further Advance docs	2 GMAC	2
Certificate on Title	-	0
All documents missing	1 PHL	1

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The classification 'All documents missing' includes the application, credit search, borrower due diligence, valuation, offer document and certificate on title, where applicable. These have not been double counted for the purpose of this exercise.
The sample reviewed included 340 accounts originated by Platform and 12 by GMAC. The majority of the missing documents corresponded to GMAC originated loans, with only one GMAC account noted with no missing documents.
Where missing document observations have been raised, these have not been considered in the overall Evident Risk loan grading. Instead the observation has been included on individual accounts for information only. Please refer to the exceptions report in the appendix for further details ('MISS' exceptions).
Application Form
The application form was checked in all cases to ensure that this was fully completed, signed and dated. It was expected to be a standard broker application form.
Application Form Incomplete/Incorrect (RISK.91)
9 cases were noted where the application form found in the paper file provided was not signed or dated.
Borrower Due Diligence / KYC
Satisfactory borrower due diligence was required in all cases. This was expected to cover satisfactory proof of identity via passports or electronic ID and proof of residency.
Credit Search
The file was checked to ensure that a full credit search had been completed in the names of all parties to the loan. The search was expected to be on file and available for viewing for all of the Lenders. It is known that GMAC did not retain copies of credit searches on their files.
Evidence of Income
Where the loan was noted as not being a 'self-certified' case from the data provided by the Lender, evidence of income was expected to be seen on the file.
Valuation
Where available the original and updated valuation reports were reviewed to assess the quality of security including property location, type, value and valuer's comments to identify any potential issues that could impact on the future realisation of the security. All the valuations seen were full valuations at the time of origination.
Where the valuation was available for a Buy to Let loan, the report was checked to confirm that a rental assessment amount had been provided by the valuer.
Offer Document
The offer documents were reviewed to ensure they were correctly completed and compliant as at the time of origination.
Certificate on Title
A fully completed Certificate of Title was expected to be on file for each of the property.
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Payment Performance
Each of the loans were reviewed on the Servicer's system against the data provided, and further entries to the date of review, to verify payment performance over the past 12 months. This can be summarised as follows:
The contractual amount due against amount paid was verified to the data. In all cases the data provided could be matched to the system.
Arrears balances were checked for the past 12 months and no issues were noted.
The outstanding loan balance was confirmed to the system for the last 12 months and was found to be correct in all cases.
Payment Performance Grading
Grading Guide
Payment Performance Grade - evaluated based upon the last 12 months payment performance, as follows:
Grade	Description
A	No new arrears or late payments in last 12 months.
B	Late / missed payments in last 12 months but arrears likely to decrease or remain static.
C	Payment issues in last 12 months or future issues identified and arrears likely to increase, however no shortfall likely.
D	Payment issues in last 12 months or future issues identified and arrears likely to increase and there is a risk of a shortfall.

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	144	40.91%	40.91%	19,925,776.51	41.85%
B	172	48.86%	48.86%	22,838,357.86	47.96%
C	31	8.81%	8.81%	4,298,597.54	9.03%
D	5	1.42%	1.42%	553,920.58	1.16%
Pool Totals	352			47,616,652.49

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Payment performance was assessed over the last 12 months and any payment difficulties were highlighted.
In 209 cases (59.38%) it is evident that the borrower has experienced payment difficulties in the last 12 months at some level. Any payment difficulties have been categorised and summarised below;
Late/Partial Payments or Unpaid Direct Debits (PAY.04)
The review identified cases where there have been direct debit recalls, partial payments, or late payments within the last 12 months.
39 cases (11.08%) were identified as having late or partial payment issues (33 Residential and 6 BTL).
None are likely to experience increasing arrears in the near future in the opinion of Clayton.
New Arrears Greater > 1.00 Month (PAY.03)
173 cases (49.15%) were identified as having payment issues leading to the account having new arrears greater than 1 month within this period, 137 Residential and 36 BTL.
For 33 of these cases it is likely that the arrears will continue to deteriorate in the near future in the opinion of Clayton.
Pay Intention
Each loan was subject to an assessment of the payment performance including establishing the reason for the deterioration of the account and if this is likely to continue. The reviewer took account of the various characteristics such as:
•	Size and age of arrears
•	Payment history track record
•	Reason for arrears (RFA)
•	Borrower communication and engagement with the Servicer
•	Recent customer circumstances including any vulnerability or known financial difficulties
•	Litigation stage
The above list is not a definitive list and may vary according to the information available on each case. It should be noted that this assessment is only a guide and is based upon the professional opinion and experience of Clayton reviewers.
The Payment Intention has been classified by Clayton as follows:
Paying	Meeting regular payments at the amount due
Trying	Making regular payments below the amount due or irregular payments
Can't	Not making payments due to a known affordability issue, such as unemployed
Won't	Borrower could make payments but these are not made due to a known reason, such as a dispute
Unknown	Payment intention could not be assessed from the notes and documents reviewed

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Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
Paying	263	74.72%	36,107,160.49	75.83%
Trying	51	14.49%	6,378,778.54	13.40%
Can't	18	5.11%	2,521,071.42	5.29%
Unknown	10	2.84%	1,225,006.71	2.57%
Won't	8	2.27%	1,181,070.69	2.48%
Redeemed	2	0.57%	203,564,64	0.43%
Totals	352		47,616,652.49

Reason for Arrears
Where possible, the reason for arrears was established and the account assessed to ascertain whether the issues had since been resolved.
In 173 of cases there had been arrears on the account within the last 12 months. Of the cases identified, 38 cases had ended the review period with a zero arrears balance and therefore the issues appear to have been resolved.
There were 41 cases where the reason for the arrears could not be ascertained and in 5 of these instances this was due to the borrower not co-operating.
The following table provides a breakdown of the reason for arrears as captured in the system notes.
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Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
No Arrears In Last 12 Months	177	50.28%	24,650,153.63	51.77%
Financial Mismanagement	41	11.65%	5,293,764.49	11.12%
Unknown	41	11.65%	5,036,788.34	10.58%
Ill Health	30	8.52%	4,140,263.94	8.69%
Marital Split	17	4.83%	2,137,205.65	4.49%
Business Slow	12	3.41%	2,026,620.24	4.26%
Reduced Income	10	2.84%	1,468,398.62	3.08%
Unemployed	8	2.27%	1,026,193.93	2.16%
Btl - Tenants Not Paying	5	1.42%	448,296.48	0.94%
Borrower Deceased	3	0.85%	289,123.87	0.61%
Business Failed	3	0.85%	374,340.76	0.79%
Family Bereavement	3	0.85%	528,981.71	1.11%
Btl - No Tenants	2	0.57%	196,520.83	0.41%
Totals	352		47,616,652.49

Arrears Likely to Increase (PAY.02)
33 cases (9.38%) were identified where it was considered likely by Clayton that arrears will increase going forward and the payment performance will deteriorate.
Of these there were 8 cases identified where the borrower was not cooperating with the Servicer. The Servicer was seen to be making all attempts to engage with the borrower.
Of the cases where arrears were deteriorating, it was identified that if the property was to be realised then there could be a potential shortfall in 11 instances. This was based on the latest valuation noted. Please refer to RISK.09 for specific examples.

Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
No Current Arrears	201	57.10%	27,598,692.69	57.96%
Remain Static	62	17.61%	8,358,355.83	17.55%
Decrease	56	15.91%	7,037,419.60	14.78%
Increase	33	9.38%	4,622,184.37	9.71%
Totals	352		47,616,652.49

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Non-Performing Loans
The system notes were reviewed to establish evidence of appropriate, timely and effective collections activity by the Servicer and to ensure that all communication with the borrower has been conducted correctly and in accordance with approved practices and regulatory requirements.
The collections activity throughout the review was found to be good, with contact being made with the borrower through written medium and by telephone. This was completed in a timely manner to gain the most effective results.
Collections Grading
Grading Guide
Collections Grade - Each loan was evaluated based upon the Servicers collections activity, together with loan modifications made that were outside policy and any other evident risks noted, as follows:

Grade	Description
A	Collections activity both timely and commensurate with borrower's circumstances.
B	Collections activity not timely, minor breach in adherence to Servicer collections policy but deemed not to have affected overall payment performance.
C	Collections activity not considered to be timely or in accordance with Servicer collections policy, incomplete collections history. No obvious breach in regulatory framework.
D	Collections activity not timely or in accordance with Servicer collections policy. Incomplete collections history. Evidence of one or more apparent breaches in regulatory framework.

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Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	340	96.59%	96.59%	45,924,761.33	96.45%
B	7	1.99%	1.99%	953,377.72	2.00%
C	5	1.42%	1.42%	738,513.44	1.55%
Pool Totals	352			47,616,652.49

Communication
The communication with the borrower was reviewed to ensure compliance with regulatory requirements and standard industry practices and procedures. For the purpose of this evaluation Policy and Procedure manuals were not reviewed and did not form part of the scope.
From reviewing the system notes the communication with the borrower through the use of outbound calls was consistent and regularly attempted. The contact notes were detailed and provided sufficient information for frontline staff when dealing with the borrower, including warning flags if required. Where contact was made with the borrower the notes clearly displayed a set process of communication, this included:
•	Past issues and action taken
•	Identifying the reason for the arrears
•	Clarifying the borrower's current circumstances (and recent changes in these) and where appropriate, an up to date affordability assessment
•	What future proposals have been made to clear the arrears
•	What was discussed with the borrower
•	Next steps and action to be taken, including timelines where applicable
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Borrower not Co-operating
Cases were assessed to check that collections activity was being carried out appropriately and that the borrower was deemed to be co-operating with Servicer. Where this was not the case, this will clearly negatively affect the success of future collections activity.
13 cases were identified where the borrower was not co-operating (INFO.10).
Written Communication
Where an account is in arrears, it is a regulatory requirement for certain written communication to be provided to the borrower in accordance with MCOB 13. A review was completed to ensure that the following letters were sent to the borrower timely and the content of which was compliant.
•	15 day arrears letter – issued within 15 business days of the borrower falling into arrears (MCOB 13.4.1).
In all cases the letters were found to have been sent within the required timescales, in the prescribed format and containing the correct information.
•	Statement of charges – issued at least quarterly, to the borrower when the account is in arrears and the payment shortfall or sale shortfall is attracting charges (MCOB 13.5.1).
The Servicer chooses to issue the statements on a monthly basis and in all cases the statements were found to have been sent timely by the Servicer, in the prescribed format and containing the correct information.
•	Annual statements – issued at least once a year to the borrower, in line with the regulatory requirement MCOB 7.5.
In all cases the annual statements were issued timely and they contained the correct information in the prescribed format.
Collections Activity
The collections activity of the Servicer was reviewed to ensure it was timely, within regulatory requirements and effective or appropriate. The following issues were noted:
Communication with Borrowers Not Correctly Conducted (COLL.02)
1 case was noted (CER 180) where a file note dated 6th April 2016 disclosed that the account had been overcharged by £67.68. A letter was expected to be sent to the borrower to confirm, but no evidence of this happening was found within the reviewed documents on file.
No Active, Timely or Effective Dialogue with Borrowers (COLL.03)
1 case observed (CER 38) where a Field Counsellor report dated 22nd March 2017 stated that no contact with the borrower was established, telephone numbers were unobtainable and the property was unoccupied. This was not queried and because the account was brought up to date it was decided not to contact the borrower as per the note found on the system dated 25th March 2017.
In Clayton's opinion it would have been more appropriate as a matter of urgency to ascertain the condition and security of the property to avoid any potential future loss.
Collections Activities Not Appropriate (COLL.05)
4 cases were noted with the following detail:
•
CER 130. The property was due to be repossessed on the 23rd May 2017 as the account was over 24 months in arrears and the borrower having been declared bankrupt in June 2015. The eviction was cancelled as the borrower's partner cleared the arrears balance of £7,400 in full. However the borrower stated that he would need to pay this sum back to his partner. Considering that he was bankrupt and the account was over 24 months in arrears it was not reasonable to assume that the borrower would be able to recommence payments on the mortgage and repay his partner. He also stated that he no longer resided in the property so it would have been more appropriate for the third party payment to be declined and the property repossessed.

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•
CER 218. borrowers have a main account and a further advance. In September 2015 the borrowers were advised that their account was up to date, however this was not true, as the further advance was still in arrears. Once they realised the borrowers made a payment towards the arrears of the further advance and advised they did not want to raise a complaint.

•
CER 260. borrower was flagged as vulnerable, however it was not possible to ascertain why they arrears were allowed to accrue up to 21 months before legal action was advised. Moreover arrears were cleared with funds from borrower's father and have accrued again since the lump sum payment.

•
CER 261. The loan completed in November 2005 and a first Suspended Order for Possession was obtained in August 2006. The property was repossessed in June 2010 after 5 evictions had been previously cancelled, however it was handed back to the borrowers in the same month. The account has been permanently in arrears since 2010 and a new SPO was obtained in November 2016. The reviewers were unable to ascertain rationale behind initial property hand-back and subsequent tolerance of arrears situation.

Field Counsellor Not Timely Instructed (COLL.06)
1 case was noted (CER 268) were limited contact was established with the borrower and reviewers were unable to ascertain why a Field Counsellor had not been instructed.
Arrangements
Arrangements to Pay
In cases where arrears have accrued, the Servicer will seek to make an agreement with the borrower on how the arrears will be repaid. This will invariably take the form of an 'Arrangement To Pay' (ATP).
It was evident from the system that the Servicer was very active in agreeing an ATP with the borrower whenever possible.
88 cases (62 Residential and 26 BTL) were seen to have an ATP set up within the last 12 months. It was noted that the majority of the ATPs observed within the BTL loans referred to a LPA receiver appointment or renewal.
It was noted that many of the arrangments within the Residential loans referred to the date in which a 28 Suspended Order for Possession was obtained and there was no actual arrangement in place, but only a letter sent to the borrower informing him of the date the arrears needed to be cleared by before repossession took place.
Current active arrangements and those agreed during the last 12 months were reviewed, and it was seen that 23 ATPs were currently active, 7 completed satisfactorily and 10 failed.
When agreeing an ATP it was noted that an income and expenditure assessment was completed and reviewed regularly, details of which were recorded on the system. There was no evidence of arrangements being made that were not affordable and where the terms appeared to be unrealistic or not in the borrower's interest.
The ATP was fully documented on the system through the diary notes and the arrangements screen being completed, which also included the schedule of payments and performance status and the income and expenditure updated.
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On expiry of an ATP, every borrower was contacted and (where arrears were still on the account) a new ATP was agreed.
In instances where the account is in arrears but has an active, performing ATP in place the Servicer will suspend monthly arrears fees.
Field Counsellors
It was evident that in instances where normal collections activities have become ineffective, for example where telephone contact has not been successful, or the borrowers are not responding to verbal or written communication, the Servicer instructed Field Counsellors. This would also be the case where occupancy of the property needed to be established; particularly where it is suspected that the property has been abandoned or tenanted.
In addition the Servicer instructed Field Counsellors to carry out pre-litigation visits and pre-eviction visits.
The system was reviewed for evidence of Field Counsellor instructions throughout the course of the loan. 52 cases were identified where an instruction had been made in the last 12 months. A number of these instructions were not successful as the borrower(s) were not contactable or declined a meeting.
Information from the Field Counsellor reports was reviewable on the system, any evident risks were noted and the estimated property values stated on the reports were collected where provided.
In general it was found that the special servicer had instructed Field Counsellors appropriately and in a timely manner.
Forbearance
Where a borrower is unable to meet the existing minimum payments, it was seen that the Servicer carried out an assessment of the current situation to establish the type of forbearance measure appropriate. This was seen to be focused on agreeing affordable ATPS and minimal other types of forbearance, such as concessions or temporary switch to Interest Only measures were used.
Having reviewed the system notes for the last 36 months it was evident that where the Primary and Special Servicer have used forbearance measures, these have been applied appropriately, assessed correctly and regularly reviewed. In addition all forbearance options appear to have been exhausted prior to any litigation action being taken.
In total, 52 loans were found where at least 1 forbearance measure had been applied. A summary of the forbearance measures can be seen below:
Temporary Switch to Interest Only
1 case was noted (CER 113) as having a temporary switch from repayment to interest only. The change was intended to be for 1 year, however according to the system it was never reverted back to repayment.
Permanent Switch to Interest Only
15 cases were identified where the account had been permanently switched to an interest only basis. All were historic (from 2007 to 2011) and having reviewed the notes and the account details it appeared that they had been completed as a forbearance measure due to the borrower showing signs of payment difficulty.
Due to the historic nature of the amendment, it did not appear that a request for evidence of a suitable repayment vehicle was in place was requested.
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Payment Holiday
18 cases were noted where a payment holiday of usually 1 or 2 months were granted to those borrowers who were going through temporary payment difficulties, in most of the cases due to marital split or unemployment. CMS was adjusted to repay the loan over the remaining term.
Temporary Reduced Payment
11 cases were observed where monthly instalments were temporarily reduced to help borrowers in temporary payment difficulties.
Arrears Capitalised
There was no evidence that any recent arrears have been capitalised.
Modifications
If an account has been subject to a modification which was not deemed to be in respect of a forbearance measure then these cases have been noted separately.
All modifications identified are historic. It is unclear from the notes what the criteria would have been at the time. The modifications can be summarised as follows:

Modification	Number
Switch to Interest Only	3

Litigation
Litigation action should be taken as a last resort when all other strategies have been exhausted. The review sought to identify cases where litigation action had been taken during the life of the loan and establish if the action was timely and appropriate.
146 cases were noted as having been in litigation since inception with the following latest litigation stage detailed:

Latest Litigation Stage	Number
None	41
SPO	34
Withdrawn	19
Adjourned	15
Current Hearing Date	12
In Possession	7
PO	4
Eviction Cancelled	4
Warrant Applied	4
Warrant Obtained	3
Eviction Date	2
Letter Before Warrant	1

Documentation and system notes detailing the communication between the Servicer and the Solicitor were reviewed in the last 24 months and the following issues were noted:
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Litigation Not Timely Instructed (LIT.01)
2 cases were noted (CERs 392 & 394) where in the reviewer's opinion solicitors were not instructed timely.
In the first case the solicitors were only instructed 20 months after the borrower stopped making payments and in the second instance solicitors were instructed 12 months after the last payment to the account, meanwhile the second borrower went into bankruptcy proceedings and a shortfall sale offer was received in February 2016 and accepted in June 2016, thus legal action never started.
Possession Process
The Lender had advised that possession cases had been removed from the sample, however 9 cases were noted where properties had been repossessed, in 3 out of these cases before the cut-off date (CERs 301, 344 & 345).
A potential shortfall is expected on 6 of those accounts according to the updated valuation report and the asset manager assessment.
It was evidenced the Servicer had applied for the warrant and completed the evictions in a timely and appropriate manner. It was also noted that in 3 of these properties the LPA receiver had taken possession of the properties. After the propertes were taken into possession and in the immediate period following this, a robust process appeared to be followed.
LPA Receivers
For Buy to Let accounts the Special Servicer uses LPA receivers where deemed appropriate. 53 accounts were noted where an LPA receiver had been ever appointed and 15 cases appear to be currently under a LPA receivership.
The other loans have had the appointments cancelled. In all instances the appointment of the receiver was deemed appropriate and timely.
Treating Customers Fairly and MCOB
In all respects and in general the contact made with the borrower was deemed to be reasonable, fair and appropriate to the circumstances.
Having reviewed the system notes, these appeared to be an accurate reflection of the borrower's situation and any agreed actions, with the documentation seen being correctly completed. General record keeping was therefore deemed to be good.
The following residual issues were noted:
Recorded Action Not Generally Adequate, Reasonable and Fair (TCF.01)
1 case was noted (CER 121) where it was evident from the notes that the borrower had been requesting consent to let the property since 12th April 2013. It appears that the Lender did not have a process in place to deal with Irish tenancies and kept putting back the decision pending a process being available. This would seem unfair on the borrower, who did not know whether ultimately his request would be approved or not.
Unfair Fees and Charges (TCF.04)
1 case noted (CER 3) where a ground rent or service charge of £757.51 appears to have been paid twice from the borrower's account, the first on 13th April 2016 and the second on 26th April 2016. Reviewers checked letters and system notes and only one charge should have been made. No claim in respect of this has been made by the borrower.
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Arrears Fees
It was noted that a £20 monthly arrears fee is applied to accounts for the additional administration involved to manage the account. This is charged when an account is in arrears and the borrower is not making the required payments.
Where the borrower has agreed an ATP which is performing the fee will also not be charged. The fee level is in line with industry standards.
Direct Debit Fees
Where it was noted that the borrower makes payments by direct debit and the direct debit is recalled, a £6.50 charge is applied immediately to the account. This fee is in line with industry standards.
The review sought to confirm that the Servicer dealt with direct debit requests as required under MCOB 13.3. It was found that in all cases the Servicer was seen to be compliant and the notes from the collections agents clearly displayed a full knowledge of these requirements.
Appropriate communication with the borrower was evidenced through the notes, confirming that direct debit was the most appropriate payment method for the borrower.
Complaints Review
A complaints log was not provided by the Servicer, however the sample included 5 cases where a complaint had been raised by the borrower. The detail of those can be found below:
•
CER 85. The borrower made a complaint on 11th February 2016 stating that the Lender was at fault when direct debits were returned, as there were funds in his account. He tried to make a payment by card which was declined, what he again stated was the Lender's fault as his credit report was being put at risk. The complaint was revised and was not upheld.

•
CER 87. The borrower made a complaint because he was unhappy with the securitisation of his mortgage. The complaint was not upheld and he escalated it to the FOS, who evenly did not uphold it. The Servicer's system has very specific notes stating that no further communication should be entered into with regards to this, however this specific course of action has not been complied with, as numerous members of staff have further conversations with the borrower about the same issue and either tried to resolve the issue again or pass the call on to someone they feel can.

•
CER 211. The borrower complained on 12th January 2017 requesting a refund of the advance payment position and also regarding the re-appointment of the LPA Receiver. Both complaints were rejected. The borrower has escalated the complaints to the FOS on 5th June 2017. No resolution had been made to them yet as of the review date.

•
CER 213. The borrowers complained of poor service received from the Lender in December 2015. The complaint was investigated, rejected and closed. No evidence of bad service or poor advice was evident from the notes and documents reviewed.

•
CER 389. The complaint was registered on 30th August 2017 after Lender advised a 3rd party payment could not be accepted and could not remove the second borrower from the mortgage until arrears were cleared and monthly instalments were maintained for 12 months. 3rd party payment from borrowers father was finally accepted by the Lender.

Overall, Clayton can confirm that the Customer Complaints resolution process is currently being well administered, in line with expected industry standards.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
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General Servicing
During the review certain key servicing areas were identified and these have been included within this report to provide further information.
Term End Approaching/ Loan Expired
Consideration was given to loans that were due to mature within 36 months after the 30th June 2017. When these loans were originated, it was common within the industry to accept interest only loans where the repayment vehicle was noted as "other" (for example):-
•	Sale of property
•	Inheritance
•	Planned switch to capital and interest
It is possible no provision has been made by the borrowers to repay the mortgage in full at the end of the term although this was the expectation of the Lender at the time.
Accounts were assessed to ensure that the Servicer was actively assessing the borrower's circumstances, signposting them to organisations who can assist and raising awareness of potential issues for the borrower and Lender.
A customer contact strategy is in place to ensure appropriate and timely contact is made with the borrower. A high level overview of the strategy is as follows:
•	Annual statements contain the regulatory interest only paragraph.
•	Letters are sent to borrowers at the following intervals - 1 year, 6 and 3 months.
•
Regular campaigns are made in form of a standardised letter sent to borrowers with interest only loans asking them for their updated repayment strategy and inviting them to contact with the Servicer to discuss. Evidence of these letters being sent was found in numerous accounts during 2015, 2016 and 2017.

•	At 1 year to maturity they are reminded of their obligations and again asked for the repayment strategy. They are also given the option to discuss.
•	On expiry the account further contact attempts are made and if not successful then litigation action can commence.
•	Where the borrower is vulnerable these will be considered on an individual basis.
Redeemed Accounts
There were 2 cases identified within the sample which had redeemed on 1st September 2017 after cut-off. In 1 case (CER 11) the property was sold by the borrowers and in the other case the property was repossessed and sold by the LPA receiver. The cases were reviewed to ensure that the appropriate action had been completed and in both cases this has been completed timely and accurately. This can be summarised as follows:
•	Redemption statement issued accurately and to the correct party.
•	Payments received were applied to the account and backdated to the date funds received. All closing transactions were completed correctly.
•	Following account reconciliation any refunds identified were refunded to the correct party and in a timely manner.
•	All accounts closed in full and the Land Registry discharge has been sent.
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Remediation Exercises
The accounts in the review had been subject to a number of management reviews and remediations. Where these were noted these are flagged in the Data report.
Late Payments Fee Refund
The Lender advised that in August 2015 a review took place to confirm whether the level of support and advise provided to borrower's in arrears justified the fees charged. The result of the review suggested that the fees were not justified and for this reason refunds were made to all borrowers who had paid late payment fees from 1st January 2009 until 20th August 2015.
225 accounts included in the sample were subject to this exercise. Letters were sent to all the borrowers involved, the majority of them in October 2015 and monies were posted back to the related accounts. Reviewers checked that the fees had been refunded as stated in the letter sent to the borrower and no anomalies or discrepancies were found.
Repayment loans Issue at Origination
10 cases were noted within the pool where the Lender sent a letter in July and August 2016 informing that an error was made to the loans, as those were originated on a repayment basis, however the first payment was only made up of interest. As a result the balance of the mortgage was higher than it should have been. To remediate the issue the balance was reduced on the capital amount that was due to be repaid and a compensation was made to the borrowers for the excess of interest charged.
Discount Rate End Date Issue
7 cases were noted where the Lender realised that the discount rate end period of the borrower had finished earlier than due. A redress letter was sent to these borrowers including compensation as per the recalculation made by the Servicer.
Miscalculation of Monthly Instalments
1 case was noted (CER 140) where the Lender wrote to the borrower on 25th May 2015 advising that due to a miscalculation in the monthly instalments an underpayment of interest was charged resulting in the mortgage balance increasing and additional interest being charged. The mortgage balance was recalculated and adjusted to the correct figure.
Incorrect Term End Date
9 cases were noted where the Lender realised that due to a technical error that occurred when the account first completed an incorrect term end date had been used. The issue was rectified and no compensation was paid as the issue did not mean an overcharging of interest.
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Interest Rate Changes and Tracking
Rate Change
The historic rate changes and balances are held on the system along with the product details. 10 loans were selected to establish if the correct rate and new contractual monthly payment were accurate and applied accordingly to the accounts. The split was as follows:
Libor Linked (Libor)	Standard Variable Rate (SVR)	Bank Base Rate (BBR)
2	1	7

The period of rate change selected over the last 12 months with one instance of rate change checked per case. A tolerance of £0.05 was applied to allow for any rounding.
Selected Sample Summary
•	In all cases the interest rate applied was correct for the loan product
•	Only in 2 cases the payment Clayton calculated matched that applied to the account, with 6 payments under and 2 above our calculation
•	All rate/new payment changes were timely
Loan ID	Lender	Rate to be applied	Date of rate change	System Calculated interest	Debit interest per system	£ difference	%age difference
2	GMAC	5.5%	01/09/2016	£643.70	£643.27	-£0.43	-0.1%
30	PHL	1.75%	01/09/2016	£179.50	£178.93	-£0.57	-0.3%
63	PHL	2.25%	01/09/2016	£440.40	£440.40	£0.00	0.0%
65	PHL	2.25%	01/09/2016	£245.03	£245.03	£0.00	0.0%
160	PHL	2.20%	01/09/2016	£214.53	£212.92	-£1.61	-0.7%
186	PHL	2.20%	01/09/2016	£344.04	£331.61	-£12.43	-3.6%
234	PHL	2.95%	01/09/2016	£347.84	£347.65	-£0.19	-0.1%
292	PHL	2.25%	01/09/2016	£182.50	£178.87	-£3.63	-2.0%
341	PHL	2.20%	01/09/2016	£196.38	£196.60	£0.22	0.1%
379	PHL	2.30%	01/09/2016	£133.01	£133.51	£0.50	0.4%

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Interest Charging
Using the same 10 case sample as for the Rate Change review, the interest charged on 30th September 2017 was reviewed.
Selected Sample Summary
•	In all cases the interest rate applied was correct for the loan product
•	Only in 4 cases cases the payment Clayton calculated matched that applied to the account, with 6 payments under and 2 above our calculation
•	All rate/new payment changes were timely
Loan ID	Lender	Rate to be applied	Monthly interest amount	System Interest for September 2017	£ difference	%age difference
2	GMAC	5.5%	£643.05	£642.95	-£0.10	-0.01%
30	PHL	1.75%	£178.93	£178.93	£0.00	0.00%
63	PHL	2.25%	£440.40	£440.40	£0.00	0.00%
65	PHL	2.25%	£245.03	£245.03	£0.00	0.00%
160	PHL	2.20%	£200.45	£200.46	£0.01	0.00%
186	PHL	2.20%	£331.51	£331.61	£0.10	0.03%
234	PHL	2.82%	£330.89	£330.53	-£0.36	-0.11%
292	PHL	2.25%	£179.77	£180.21	£0.44	0.24%
341	PHL	2.20%	£195.82	£196.29	£0.47	0.24%
379	PHL	2.17%	£127.26	£127.03	-£0.23	-0.18%

Clayton requested a meeting with the finance department to discuss our findings, this however could not be arranged by the time the review was completed.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
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Title Review
The title review consisted of all 395 loans within the total sample. Clayton have undertaken Land Registry searches for properties registered in England and Wales and the Registers of Scotland / Sasine for properties registered in Scotland and the Land Registry /Registry of Deeds for Northern Ireland. Sasine (Scotland) and Registry of Deeds (Northern Ireland) searches do not guarantee the stated position.
A lenders charge has been located against all 395 loans. There is one loan where the charge is ranked third rather than first charge (CER 142).
A loan level title data report forms part of the Clayton reporting pack.
Registered Charge Present in Favour of the Lender	Total
Yes	395
Total	395

Lender Registered Charge Position	Total
1	394
3	1
Total	395

Address Substantially Correct	Total
Yes	395
Total	395

Borrower Name Discrepancies	Total
No	382
Yes	13
Total	395

Of the 13 Borrower Name Discrepancies the following assumptions have been made:

Name Discrepancies	Total
Likely change in marital status	13
Total	13

Notes:
Searches undertaken during September 2017
Charges in favour of Co-Op Bank, Platform Funding Ltd, Mortgage Agency Services Number Five Limited or Mortgage Agency Services Number Four Limited have been considered a lender match
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
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Appendices
Appendix 1 – Scope of Works
The scope of review will cover several key areas:
1)	Sampling
2)	Evident Risk
3)	Payment Performance
4)	Non-Performing Loans (currently or previously >1 month is arrears)
5)	Title Investigation
1 Sampling
Clayton are able to perform random, representative or adverse sampling of the portfolio to achieve a result that could potentially be applied to the complete portfolio or to focus efforts on those loans which contain the highest risk of adverse performance.
2 Evident Risk
Clayton will conduct a review of files to identify potential issues that could materially impact the value of the asset, the realisation prospects and / or the future payment performance of the account:
a.	Key Documents – to confirm the below documents are all present and have been executed/completed correctly where applicable.
•	Application Form - completed in name of parties on credit agreement, signed, dated and correct form
•	Credit search - undertaken in names of parties to credit agreement
•	Customer Due Diligence - satisfactory ID for all parties to credit agreement
•
Valuation Report – Carried out by a properly qualified surveyor; if BTL has the rental income been indicated via the report or a Tenancy Agreement; does the valuation contain an unqualified open market resale valuation; has the surveyor made reference to potential resale issues

•	Offer document / Loan agreement
b.	Quality of borrower
•	Where repayments are required, whether the term extends into retirement
•	Are there any current issues with the borrower's age, income / affordability
•	Does the borrower currently occupy the property or is their current location known
•	Whether there are any current sensitive issues that may need to be considered (serious illness, elderly, infirm, vulnerable)
c.	General
•
Check application of rate changes to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis (including against mortgage offer/standard conditions incorporated in mortgage offer) on 5 SVR, 5 BBR and 5 Libor loans

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•
Check interest charges applied in line with the correct interest charging balance and interest rate applicable to the account (including against mortgage offer/standard conditions incorporated in mortgage offer) on 5 SVR, 5 BBR and 5 Libor loans

•	Comment on the policy and application of the policy with regard to interest only loans approaching and past term
•	Confirm accuracy of the indexed linked valuations against HPI
•	Do system notes suggest suspected or confirmed fraud; legal disputes/claims; insurance claims
•	Bankruptcy – Are there any loans identified as being subject to bankruptcy; what is the lenders process for identifying and flagging such loans
3	Payment Performance
Each case will be reviewed on the relevant servicing system against data provided to verify the payment dates and amounts over the past 12 months, subject to availability;
•	Entry dates for last 12 months to ascertain the actual contractual amount due against amount paid and recent performance during this time.
•	Confirm arrears balance over the last 12 months
•	If previous arrears evidenced provide reason for arrears as captured in system notes and whether the issue has now been resolved.
•	Flag accounts with any direct debit recalls in last 12 months
•	Flag accounts with evidence of remediation
4 Non-Performing Loans
Clayton will conduct a review of the post-completion file (including collections notes/diary) to assess whether collections activity was undertaken in accordance with all regulatory requirements (MCOB, TCF, DISP, MMR). Clayton will also identify potential issues that could materially impact the value of the security, the realisation prospects and / or the future payment performance of the loan:
a.	Collections
•	Reasons for any deterioration in payment performance
•	Evidence of communication with the customer
•	Whether collection activity has been timely
•	Determination of the reason for arrears and whether collections activity has been appropriate
•	Evident risk – determination of sensitive issues (e.g. age, client health, ongoing disputes, on benefits, loan term extending beyond retirement age)
•	Review collection notes for evidence that activity timelines are in accordance with good market practice and in accordance with agreed policies and procedures
b.	Arrangements
•	Whether a payment arrangement has been made, on what basis, and whether the amount and terms were realistic and in the customers interest
•	Determine whether the arrangement has been properly documented
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•	Whether an arrangement has been adhered to, regularly reviewed and followed up on expiry of the arrangement.
•	Whether a field counsellor was proposed by the lender and, if so, appointed in good time
•	Notes of field counsellor visits and reports with estimate of property value where appropriate
c.	Forbearance
•	Details of any arrears capitalisations, switch to Interest Only, Term Extension and Rate Reductions (conditions, date and amounts) and confirm that stated processes have been adhered to
•	Whether a full range of forbearance measures were considered and whether appropriate measures were offered based on the customer's circumstances
•	Indicate whether the term of the forbearance measure applied was reviewed regularly
•	If litigation has commenced, check for evidence on file that all reasonable forbearance options have been exhausted
•
Were any permanent forbearance measures taken in light of their circumstances, the lenders criteria and fully substantiated (e.g. where a loan was converted to interest-only, a suitable repayment vehicle was evidenced)

d.	Litigation
•	Evidence that a solicitor has been instructed on a timely basis
•	Whether adherence to the CJC Pre-Action Protocol has been observed
•	Review hearing outcomes and escalation process for cases where possession has been successfully defended
•	Determine whether a Possession Order been obtained and, if so, has the warrant for possession been applied for on a timely basis
•	If the Possession Order was suspended, record the reason and terms of the most recent suspension
•	Review inbound correspondence from lender/servicer's solicitors
•	LPA Receivers – Have they been appropriately instructed an monitored
e.	Treating Customers Fairly & MCOB
•	The Review Team will make notes as to whether recorded action taken considered as being generally adequate, reasonable and fair
•	No evidence of harassment in relation to customer contact
•
Ascertain whether there any indication of failures with regard to the appropriate FCA regulations and MCOB rules in respect of communications with the customer and record keeping in line with the rules and regulations in place at the time of the action

•	Note whether unfair charges have been applied i.e. charging for representing DD payments.
•	Note whether unrealistic payment arrangements have been made without due regard for individual circumstances
•
Sample a number of randomly selected complaints to determine whether than have been responded to within regulated timelines and in an appropriate manner. Is there root cause analysis and are there reoccurring themes

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5	Title Investigation
For the title investigation there are two levels of assessment:
(i)	Electronic Charge Position Check
It is possible to carry out a title check on an initial large sample of loans (England & Wales only). Using the specified Title Number a check will be made to determine;
•	Whether a Registered Charge in the name of the specified entity is recorded
•	The charge ranking position
•	Whether there is a Deed of Priority in place that may affect the specified charge ranking position (further investigation required)
(ii)	Land Registry Office Copies Review
Carry out a title check at the land registry on:
•	Any/sample of issue cases from the charge position check
•	Sample of loans in other regions ie Scotland, NI or ROI
•	Random sample of loans
Using the Title Number, borrower full names and full address Clayton will carry out the search of the Land Registry (LR); this will provide a schedule of charges and notes.
The following key information will be verified:
•	Confirm borrower is proprietor and charge is over security property
•	Confirm charge position and identify other potential title constraints, claims or restrictive covenants
•	Determine whether any pre-dating entries exist ranking above lender change
•	Record any subsequent lending
6	Reporting
Clayton will provide the following;
a.	Grade and summary reports as per Appendix 1
b.	Data Report with a loan by loan commentary in respect of any issues identified
c.	Data /Summary Reports for Title Investigation
d.	Narrative report summarising the reviews undertaken and comments on key issues.
Reporting will normally be available for distribution five working days after the completion of the on-site review
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Appendix 2 – Sample Stratification

Number of Debtors	#	# %	£	£%	CMS	CMS %
1	209	59.38%	27,787,174	58.36%	58,174	55.92%
2	142	40.34%	19,750,955	41.48%	45,766	44.00%
3	1.28%		78,523.16%		84.08%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Originator	#	# %	£	£%	CMS	CMS %
GMAC	12	3.41%	1,753,328	3.68%	5,647	5.43%
PHL	340	96.59%	45,863,325	96.32%	98,376	94.57%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Original Advance	#	# %	£	£%	CMS	CMS %
.01 - 50,000	2.57%		91,865.19%		163.16%
50,000 - 75,000	36	10.23%	2,459,960	5.17%	5,166	4.97%
75,000 - 100,000	73	20.74%	6,662,476	13.99%	15,147	14.56%
100,000 - 125,000	87	24.72%	10,311,667	21.66%	22,130	21.27%
125,000 - 150,000	61	17.33%	8,551,248	17.96%	18,914	18.18%
150,000 - 175,000	36	10.23%	5,955,089	12.51%	13,386	12.87%
175,000 - 200,000	21	5.97%	3,912,320	8.22%	9,836	9.46%
200,000 - 300,000	32	9.09%	7,929,619	16.65%	16,067	15.45%
300,000 - 400,000	2.57%		732,883	1.54%	1,501	1.44%
400,000 - 500,000	1.28%		411,622.86%		689.66%
500,000+	1.28%		597,903	1.26%	1,026.99%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Current Balance	#	# %	£	£%	CMS	CMS %
0 -50,000	2.57%		91,865.19%		163.16%
50,000 - 75,000	30	8.52%	1,974,322	4.15%	4,298	4.13%
75,000 - 100,000	73	20.74%	6,473,626	13.60%	15,503	14.90%
100,000 - 125,000	75	21.31%	8,585,182	18.03%	18,836	18.11%
125,000 - 150,000	72	20.45%	9,822,408	20.63%	20,860	20.05%
150,000 - 175,000	38	10.80%	6,114,293	12.84%	13,569	13.04%
175,000 - 200,000	25	7.10%	4,675,481	9.82%	11,145	10.71%
200,000 - 300,000	31	8.81%	7,484,839	15.72%	15,332	14.74%
300,000 - 400,000	4	1.14%	1,385,112	2.91%	2,603	2.50%
400,000 - 500,000	1.28%		411,622.86%		689.66%
500,000+	1.28%		597,903	1.26%	1,026.99%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

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Arrears Balance	#	# %	£	£%	CMS	CMS %
0	203	57.67%	27,943,340	58.68%	57,779	55.54%
1 -500	54	15.34%	6,005,010	12.61%	12,931	12.43%
500 - 1,000	44	12.50%	5,717,943	12.01%	12,642	12.15%
1,000 - 1,500	15	4.26%	2,163,561	4.54%	6,585	6.33%
1,500 - 2,000	4	1.14%	706,358	1.48%	1,633	1.57%
2,000 - 3,000	8	2.27%	1,448,747	3.04%	3,131	3.01%
3,000 - 4,000	5	1.42%	846,265	1.78%	1,588	1.53%
4,000 - 5,000	2.57%		262,941.55%		598.57%
5,000 - 10,000	11	3.13%	1,271,782	2.67%	3,994	3.84%
10,000 - 15,000	3.85%		563,873	1.18%	1,681	1.62%
15,000+	3.85%		686,833	1.44%	1,462	1.41%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Interest Rate Type	#	# %	£	£%	CMS	CMS %
BBR	170	48.30%	23,921,597	50.24%	44,398	42.68%
LIBOR	175	49.72%	22,727,766	47.73%	55,291	53.15%
SVR	7	1.99%	967,290	2.03%	4,335	4.17%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Original Property Value	#	# %	£	£%	CMS	CMS %
1 - 50,000	1.28%		44,942.09%		77.07%
50,001 - 100,000	83	23.58%	6,533,453	13.72%	14,357	13.80%
100,001 - 150,000	134	38.07%	15,762,405	33.10%	34,096	32.78%
150,001 - 200,000	79	22.44%	12,136,669	25.49%	28,065	26.98%
200,001 - 250,000	33	9.38%	6,630,077	13.92%	14,642	14.08%
250,001 - 300,000	9	2.56%	2,127,605	4.47%	4,475	4.30%
300,001 - 400,000	10	2.84%	2,991,760	6.28%	5,694	5.47%
400,001 - 500,000	2.57%		791,839	1.66%	1,592	1.53%
600,001+	1.28%		597,903	1.26%	1,026.99%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Property Region	#	# %	£	£%	CMS	CMS %
East Midlands	7	1.99%	990,619	2.08%	2,494	2.40%
East of England	1.28%		143,495.30%		246.24%
London	3.85%		925,485	1.94%	1,602	1.54%
North East	30	8.52%	3,320,656	6.97%	7,177	6.90%
North West	90	25.57%	11,974,678	25.15%	25,784	24.79%
Northern Ireland	80	22.73%	12,531,448	26.32%	28,133	27.04%
Scotland	25	7.10%	2,874,471	6.04%	6,257	6.02%
South East	5	1.42%	537,474	1.13%	916.88%
South West	13	3.69%	1,955,764	4.11%	3,790	3.64%
Wales	24	6.82%	3,023,211	6.35%	6,540	6.29%
West Midlands	29	8.24%	3,847,586	8.08%	8,525	8.19%
Yorkshire and the Humber	45	12.78%	5,491,765	11.53%	12,559	12.07%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

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OLTV	#	# %	£	£%	CMS	CMS %
0 -70	5	1.42%	731,035	1.54%	1,387	1.33%
70 - 75	5	1.42%	654,576	1.37%	1,492	1.43%
75 - 80	15	4.26%	2,158,103	4.53%	4,385	4.22%
80 - 85	38	10.80%	5,836,289	12.26%	12,992	12.49%
85 - 90	141	40.06%	17,976,804	37.75%	38,134	36.66%
90 - 95	80	22.73%	11,766,202	24.71%	25,954	24.95%
95 - 100	68	19.32%	8,493,643	17.84%	19,680	18.92%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

CER OLTV	#	# %	£	£%	CMS	CMS %
0 -70	5	1.42%	731,035	1.54%	1,387	1.33%
70 - 75	4	1.14%	559,711	1.18%	1,280	1.23%
75 - 80	13	3.69%	1,574,892	3.31%	3,367	3.24%
80 - 85	35	9.94%	5,488,957	11.53%	12,177	11.71%
85 - 90	136	38.64%	17,103,182	35.92%	36,453	35.04%
90 - 95	80	22.73%	11,807,423	24.80%	25,929	24.93%
95 - 100	71	20.17%	9,106,978	19.13%	20,956	20.14%
100 - 110	4	1.14%	783,802	1.65%	1,409	1.35%
110 - 120	2.57%		192,465.40%		547.53%
120+	2.57%		268,207.56%		520.50%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

RTB	#	# %	£	£%	CMS	CMS %
N	345	98.01%	46,858,951	98.41%	102,298	98.34%
Y	7	1.99%	757,701	1.59%	1,726	1.66%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

BTL	#	# %	£	£%	CMS	CMS %
N	265	75.28%	37,603,522	78.97%	86,576	83.23%
Y	87	24.72%	10,013,130	21.03%	17,448	16.77%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

FTB	#	# %	£	£%	CMS	CMS %
N	241	68.47%	33,960,568	71.32%	72,327	69.53%
Y	111	31.53%	13,656,084	28.68%	31,696	30.47%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Prior Bankruptcy Order/ IVA	#	# %	£	£%	CMS	CMS %
N	348	98.86%	47,177,439	99.08%	102,476	98.51%
Y	4	1.14%	439,214.92%		1,548	1.49%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Number of CCJs	#	# %	£	£%	CMS	CMS %
0	330	93.75%	45,027,044	94.56%	96,639	92.90%
1	15	4.26%	1,696,877	3.56%	4,411	4.24%
2	5	1.42%	573,817	1.21%	2,016	1.94%
3	2.57%		318,914.67%		957.92%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Mercia - Narrative Report
September 2017
Page | 42

CER Total Value CCJs	#	# %	£	£%	CMS	CMS %
0	330	93.75%	45,027,044	94.56%	96,639	92.90%
1 - 1,000	14	3.98%	1,577,254	3.31%	4,241	4.08%
1,001 - 2,000	1.28%		141,532.30%		610.59%
2,001 - 3,000	4	1.14%	428,084.90%		1,215	1.17%
4,001 - 5,000	1.28%		190,740.40%		532.51%
5,001 - 7,500	1.28%		123,825.26%		362.35%
15,001+	1.28%		128,174.27%		425.41%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

MiA	#	# %	£	£%	CMS	CMS %
0	205	58.24%	28,221,803	59.27%	58,359	56.10%
0 - 6	116	32.95%	15,432,247	32.41%	35,505	34.13%
6 - 12	5	1.42%	554,631	1.16%	1,656	1.59%
12 - 18	14	3.98%	1,619,264	3.40%	4,396	4.23%
18 - 24	3.85%		358,032.75%		1,167	1.12%
24 - 36	6	1.70%	1,073,540	2.25%	2,231	2.14%
36 - 48	3.85%		357,134.75%		709.68%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

CLTV	#	# %	£	£%	CMS	CMS %
0 -70	5	1.42%	640,368	1.34%	2,581	2.48%
70 - 80	17	4.83%	2,412,659	5.07%	5,574	5.36%
80 - 90	117	33.24%	15,700,041	32.97%	34,969	33.62%
90 - 100	152	43.18%	21,307,766	44.75%	46,576	44.77%
100 - 110	34	9.66%	4,138,893	8.69%	8,828	8.49%
110 - 120	4	1.14%	509,116	1.07%	901.87%
120 - 150	11	3.13%	1,376,735	2.89%	2,055	1.98%
150 - 200	9	2.56%	1,203,665	2.53%	1,989	1.91%
200 - 250	2.57%		221,949.47%		381.37%
250+	1.28%		105,460.22%		172.17%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

CER CLTV	#	# %	£	£%	CMS	CMS %
0 -70	5	1.42%	640,368	1.34%	2,581	2.48%
70 - 80	17	4.83%	2,412,659	5.07%	5,574	5.36%
80 - 90	117	33.24%	15,700,041	32.97%	34,969	33.62%
90 - 100	152	43.18%	21,307,766	44.75%	46,576	44.77%
100 - 110	34	9.66%	4,138,893	8.69%	8,828	8.49%
110 - 120	4	1.14%	509,116	1.07%	901.87%
120 - 130	2.57%		236,069.50%		344.33%
130 - 140	2.57%		161,301.34%		277.27%
140 - 150	7	1.99%	979,365	2.06%	1,434	1.38%
150 - 200	9	2.56%	1,203,665	2.53%	1,989	1.91%
200 - 250	2.57%		221,949.47%		381.37%
250+	1.28%		105,460.22%		172.17%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Mercia - Narrative Report
September 2017
Page | 43

Latest Valuation	#	# %	£	£%	CMS	CMS %
0 - 50,000	7	1.99%	533,018	1.12%	903.87%
50,001 - 100,000	85	24.15%	7,072,908	14.85%	14,757	14.19%
100,001 - 150,000	136	38.64%	16,329,884	34.29%	35,440	34.07%
150,001 - 200,000	72	20.45%	11,263,795	23.66%	26,561	25.53%
200,001 - 250,000	30	8.52%	5,951,416	12.50%	13,519	13.00%
250,001 - 300,000	9	2.56%	2,084,128	4.38%	4,533	4.36%
300,001 - 350,000	9	2.56%	2,639,095	5.54%	5,096	4.90%
350,001 - 400,000	1.28%		352,665.74%		598.58%
400,001 - 500,000	2.57%		791,839	1.66%	1,592	1.53%
600,001 - 700,000	1.28%		597,903	1.26%	1,026.99%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

GMAC (Non Income Verified)	#	# %	£	£%	CMS	CMS %
N	340	96.59%	45,863,325	96.32%	98,376	94.57%
Y	12	3.41%	1,753,328	3.68%	5,647	5.43%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Property Type	#	# %	£	£%	CMS	CMS %
Bungalow	16	4.55%	2,888,826	6.07%	6,768	6.51%
Detached / Semi	140	39.77%	21,216,363	44.56%	47,706	45.86%
Flat	64	18.18%	8,749,531	18.37%	16,829	16.18%
Terraced	132	37.50%	14,761,932	31.00%	32,721	31.46%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Tenure	#	# %	£	£%	CMS	CMS %
Absolute Owner	2.57%		171,936.36%		427.41%
Feudal	18	5.11%	1,972,047	4.14%	4,151	3.99%
Freehold	218	61.93%	29,351,548	61.64%	66,291	63.73%
Leasehold	114	32.39%	16,121,122	33.86%	33,155	31.87%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Prior Restructuring Arrangement	#	# %	£	£%	CMS	CMS %
N	88	25.00%	12,000,485	25.20%	24,484	23.54%
Y	264	75.00%	35,616,168	74.80%	79,540	76.46%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Mercia - Narrative Report
September 2017
Page | 44

Purpose	#	# %	£	£%	CMS	CMS %
BTL Purchase	44	12.50%	4,948,392	10.39%	8,789	8.45%
BTL Refinance and Capital	33	9.38%	3,729,912	7.83%	6,528	6.28%
BTL Refinance and Home Improvements	3.85%		322,547.68%		551.53%
BTL Refinance and multi debt	1.28%		129,183.27%		236.23%
BTL Refinance Only	6	1.70%	883,096	1.85%	1,344	1.29%
Purchase	172	48.86%	23,895,248	50.18%	54,037	51.95%
Purchase - Right to Buy	6	1.70%	652,937	1.37%	1,472	1.41%
Refinance and Capital	24	6.82%	4,041,971	8.49%	8,422	8.10%
Refinance and Home Improvements	16	4.55%	2,099,062	4.41%	5,302	5.10%
Refinance and multi debt	43	12.22%	6,355,975	13.35%	15,020	14.44%
Refinance Only	3.85%		453,565.95%		2,068	1.99%
Remortgage - Right to Buy	1.28%		104,764.22%		254.24%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Repayment Type	#	# %	£	£%	CMS	CMS %
IO	345	98.01%	46,887,558	98.47%	99,966	96.10%
REP	7	1.99%	729,095	1.53%	4,058	3.90%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Self Cert	#	# %	£	£%	CMS	CMS %
N	152	43.18%	17,415,001	36.57%	35,822	34.44%
Y	200	56.82%	30,201,652	63.43%	68,202	65.56%
Total	352	100.00%	47,616,652	100.00%	104,024	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Mercia - Narrative Report
September 2017
Page | 45